SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 14, 2006

KENNETH COLE PRODUCTIONS, INC.

 (Exact name of registrant as specified in its charter)

Commission File Number 1-13082

        New York    13-3131650

(State or other jurisdiction of

I.R.S. Employer

incorporation or organization)

Identification Number)

603 West 50th Street, New York, NY 10019

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 265-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company’s 2006 Proxy inadvertently omitted the following language:  “Interested parties may communicate with the presiding director or the non-management directors as a group.  If an interested party wishes to communicate with one or more of the Kenneth Cole Productions, Inc. Board of Directors, the following options may be used:

E-Mail the Presiding Director:  PresidingDirector@kennethcole.com

Or

Write to the Board of Directors:

Name of Board Member (s)

C/O Kenneth Cole Productions, Inc. Secretary

Kenneth Cole Productions, Inc.

603 West 50th Street

New York, NY 10019

Concerns and communications will be referred by the Secretary of Kenneth Cole Productions, Inc. to the general Board or the designated Board member. Any complaint or concern can be reported anonymously or confidentially.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

Kenneth Cole Productions, Inc.

Registrant

 Dated: November 14, 2006

By:     /s/ DAVID P. EDELMAN

Name: David P. Edelman

Title:   Chief Financial Officer

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